Smartsheet Names Dennis Durkin to Board of Directors

Former CFO brings deep expertise in growing and scaling businesses to Smartsheet team

BELLEVUE, Wash., August 5, 2022 -- Smartsheet, the enterprise platform for dynamic work, today announced the appointment of Dennis Durkin to its board of directors. He will also serve on the board’s Audit Committee. Durkin, former Chief Financial Officer of Activision Blizzard and Chief Operating and Financial Officer of Microsoft’s Interactive Entertainment Business, brings a depth and breadth of experience to Smartsheet, with a focus on growing and scaling global digital businesses and communities.

“Dennis combines deep financial expertise with a proven ability to scale enterprises,” said Mark Mader, President and CEO of Smartsheet. “His financial experience in product-led growth and refining digital business models will serve us well as we continue to land, expand and climb with our customers and empower them to drive meaningful change.”

Durkin’s appointment comes during a period of continued growth for Smartsheet during which the company is experiencing both strong logo growth and setting new high water marks for large enterprise deployments.

“The collaborative work management space is where companies on their digital transformation journey are investing and seeing big impact,” Durkin said. “I’m looking forward to helping Smartsheet cement the company’s leadership position via durable, long-term growth."

Durkin is an advisor and investor who also currently serves on the boards of ON Holdings and Oura Health. During his tenure at Activision Blizzard, in a variety of roles including over seven years as CFO, he helped grow the company’s enterprise value from approximately $10 billion to more than $70 billion. Prior to that, Durkin spent nearly 13 years at Microsoft, where he was most recently the CFO and COO of the Interactive Entertainment Business, which included the Xbox, Xbox Live and Games businesses. Durkin holds a BA in Government from Dartmouth College and an MBA from Harvard Business School.

About Smartsheet

Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more.

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